Exhibit 99.1

NEWS RELEASE

GRANITE COMPLETES ACQUISITION OF LAYNE CHRISTENSEN

Richard Watts to Lead New Granite Operating Group

Alan Krusi Appointed to Granite Board of Directors

WATSONVILLE, Calif. & THE WOODLANDS, Texas – June 14, 2018 – Granite (NYSE: GVA) today announced that it has completed its acquisition of Layne Christensen Company (NASDAQ: LAYN), a leading global water management, infrastructure services and drilling company, for final consideration of approximately $536 million1, including the assumption of net debt. The completion of the transaction follows the satisfaction of all closing conditions, including approval of the merger by Layne stockholders. Under the terms of the Merger Agreement, Layne shareholders are to receive 5.62 million shares of Granite stock representing approximately 12% of Granite’s outstanding shares on a post-close basis. As part of the final consideration, Granite paid $28.7 million in cash to settle outstanding restricted stock units and assumed net debt with a market value of $180.5 million.

“We are excited to complete the transaction with Layne Christensen, which represents the next step in Granite’s strategy to be an industry leader across the water and transportation infrastructure markets,” said James H. Roberts, President and Chief Executive Officer of Granite. “The addition of Layne, together with our recent acquisition of LiquiForce, positions Granite to accelerate growth in the water infrastructure and pipe rehabilitation market. We look forward to creating significant long-term value through this transaction for our employees, our shareholders, and our customers.”

Roberts continued, “As we have advanced our integration planning efforts over the past months, our teams’ combined effort has been focused on leveraging the highly complementary operations and strong cultural foundations of both organizations. We appreciate the immense effort, dedication, and teamwork displayed by Granite and Layne employees throughout this process.”

After the closing, Granite’s Board of Directors will expand to 11 members to include former Layne director Alan Krusi, as agreed to in the merger agreement.

Leadership

Richard Watts, Granite Senior Vice President, General Counsel, Corporate Compliance Officer and Secretary, has been named Senior Vice President and Group Manager for the newly formed Water and Mineral Services operating group.

Watts commented, “It is my pleasure to officially welcome more than 2,000 talented Layne employees to the Granite team. It is an honor to lead this new Granite team with its growing, diversified customer base. Together, we have exciting growth opportunities that will be driven by our teams’ exceptional expertise in the water, wastewater, and mining markets.”

Reporting

Layne financial results will be included in the financial results of Granite’s Construction Segment and Construction Materials Segment from the transaction closing date through its quarter ending June 30, 2018. Beginning in the third quarter of 2018, Granite anticipates changing reportable segments to end-market based segments consistent with the execution of our strategic plan. Granite will provide updates and additional detail on the reporting changes when they occur.

NEWS RELEASE

Granite’s functional businesses are managed in operating groups. In addition, beginning in the third quarter of 2018, the underground component of the Kenny operating group and the recently acquired LiquiForce will be combined with the newly acquired Layne businesses to comprise the Water & Mineral Services operating group.

With the completion of this transaction, Layne stock has ceased trading and no longer is listed on the NASDAQ Global Market.

About Richard Watts

Watts has been with Granite for 15 years, serving since 2012 as the Company’s senior vice president, general counsel, corporate compliance officer and secretary. From 2010 to 2012 he served as assistant general counsel and assistant secretary, and he worked as division counsel from 2003 to 2010. Before joining Granite, Watts worked as corporate counsel for Jacobs Engineering Group, Inc., and as an attorney for Cokinos, Bosien and Young. Watts began his career as a professional engineer for Turner, Collie and Braden (now AECOM), and he served in the U.S. Army Reserves.

Watts received a B.S. in Civil Engineering from Texas A&M University, and he received a J.D. from South Texas College of Law.

About Alan Krusi

Mr. Krusi joins the Granite Board of Directors after more than two years on the Board of Layne Christensen. He currently serves on the board of publicly-traded Comfort Systems USA, Alacer Gold Corporation and Blue Earth, Inc. Prior to his board roles, Krusi was President of Strategic Development at AECOM Technology Corporation, a global provider of professional technical and management support services, from 2008 until 2015. From 2003 to 2008, he was President and Chief Executive Officer of Earth Tech, Inc., a subsidiary of Tyco International. Prior to joining Earth Tech, Inc., Krusi was President of the Construction Services Division of URS Corporation. He joined URS in 1999 through the merger with Dames & Moore Group, where he spent more than 15 years as a senior manager.

About Granite

Through its offices and subsidiaries nationwide, Granite (NYSE:GVA) is one of the nation’s largest infrastructure contractors and construction materials producers. Granite specializes in complex infrastructure projects, including transportation, industrial and federal contracting, and is a proven leader in alternative procurement project delivery. Granite is an award-winning firm in safety, quality and environmental stewardship, and has been honored as one of the World’s Most Ethical Companies by Ethisphere Institute for nine consecutive years. Granite is listed on the New York Stock Exchange and is part of the S&P MidCap 400 Index, the MSCI KLD 400 Social Index and the Russell 2000 Index. For more information, visit graniteconstruction.com.

NEWS RELEASE

Advisors

Perella Weinberg Partners LP served as financial advisor to Granite, with Jones Day as legal counsel. Greentech Capital Advisors, LLC served as financial advisor to Layne, with Latham & Watkins LLP and Stinson Leonard Street LLP as legal counsel.

1 The approximate final consideration was calculated using Granite’s closing share price on June 13, 2018 of $58.11.

Granite Contacts:

Media

Jacque Fourchy

831-761-4741

Or

Investors

Ron Botoff

831-728-7532

Source: Granite Construction Incorporated

Forward-looking statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Granite’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Granite and Layne, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to: (1) references to the anticipated benefits of the proposed transaction; (2) the expected future capabilities and served markets of the individual and/or combined companies; (3) projections of financial results, whether by specific market segment, or as a whole, and whether for each individual company or the combined company; (4) market expansion opportunities and segments that may benefit from sales growth as a result of changes in market share or existing markets; (5) the financing components of the proposed transaction; (6) potential credit scenarios, together with sources and uses of cash; and (7) the expected date of closing of the transaction.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that may cause such a difference in connection with the proposed transaction include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of Layne are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Granite or Layne; (5) the ability of Granite or Layne to retain and hire key personnel; (6) competitive responses to the proposed transaction and the impact of competitive products; (7) unexpected costs, charges or expenses resulting from the transaction;

NEWS RELEASE

(8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction; and (11) legislative, regulatory and economic developments, including changing business conditions in the construction industry and overall economy as well as the financial performance and expectations of Granite and Layne’s existing and prospective customers. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Granite will file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this document, which speak only as of this date. Neither Granite nor Layne undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Granite, Layne, or the combined company, following the implementation of the proposed transaction or otherwise.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Granite’s overall business, including those more fully described in Granite’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017, and Layne’s overall business and financial condition, including those more fully described in Layne’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 31, 2018.